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                           BNY HAMILTON FUNDS, INC.

                        Supplement dated March 14, 2008
                                      to
          BNY Hamilton Money Market Funds Prospectus - Classic Shares
          BNY Hamilton Money Market Funds Prospectus - Premier Shares
          BNY Hamilton Money Market Funds Prospectus - Agency Shares
         BNY Hamilton Money Market Funds Prospectus - Hamilton Shares
       BNY Hamilton Money Market Funds Prospectus - Institutional Shares
                           each dated April 30, 2007

Please be advised that each of the BNY Hamilton Treasury Money Fund, BNY Hamilton New York AMT-Free Municipal Money Fund, BNY Hamilton 100% U.S. Treasury Securities Money Fund, BNY Hamilton U.S. Government Money Fund and BNY Hamilton Tax-Exempt Money Fund will be closed on Friday, March 21, 2008 (Good Friday).

Please also be advised that the BNY Hamilton Money Fund will have a cut-off time of 3:00 p.m. Eastern time on Friday, March 21, 2008.